Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): March 8, 2002




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                         Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)







































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CONTENTS


ITEM  1.  Changes  in  Control  of  Registrant

            Not  applicable.

ITEM  2.  Acquisition  or  Disposition  of  Asset

            Not  applicable

ITEM  3.  Bankruptcy  or  Receivership.

            Not  applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant.

Pursuant to Item 304 of Regulation S-K, the Company makes the following representation:

(i) On March 8, 2002 the shareholders voted to elect Andrew Smith CPA, as the Company's independent accountant for the fiscal year ended December 31, 2001.

(ii) None of the prior certifying accountant's reports on the Company's financial statements for the past two years contained an adverse opinion, a qualification of an opinion, or was modified as to the uncertainty, audit scope or accounting principles.

(iii) The appointment of the new certifying account was recommended by the board of directors, and approved by the Company's shareholders during the last annual shareholders meeting held on March 8, 2002.

ITEM  5.  OTHER  EVENTS

      Also, on   March 8, 2002, the shareholders approved the  Registrants' 2002
stock  option   plan  as  well  as  the election of  the following directors for another one year term:

     Mr.  James  Truher
     Mr.  Scott  Wellman, Esq
     Mr.  James  Kyle
     Mrs  Marcelina  Offoha


ITEM  6.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
              (None)

     (c)    EXHIBITS
             (None)


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Meridian  Holdings,  Inc.
                                             (Registrant)

Date:  March 11, 2002                 By:/s/  Anthony  C.  Dike
                                      -----------------------------------------
                                              Anthony  C.  Dike
                             (Chairman, Chief Executive Officer, and Secretary)

















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